                                                            REGISTRATION NO. 33-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

                Delaware                                     38-0549190
(State or other jurisdiction of incorporation            (I.R.S. Employer
              or organization)                           Identification No.)


            The American Road
            Dearborn, Michigan                                48121-1899
(Address of principal executive offices)                      (Zip Code)


                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the Plan)

                             J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                               The American Road
                         Dearborn, Michigan  48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE


                                             Proposed maximum          Proposed maximum
  Title of securities       Amount to be      offering price          aggregate offering          Amount of
  to be registered           registered         per share*                  price**            registration fee
  Common Stock,              25,000,000
  $1.00 par value              shares            $28.75                   $718,750,000            $247,846.56

      *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Fidelity Management Trust Company, as trustee under the Master Trust established as of September 30, 1995 and as trustee under the Plan, during 1995 and during subsequent years until a new Registration Statement becomes effective.

      **Based on the market price of Common Stock of the Company on November 20, 1995 in accordance with Rule 457(c) under the Securities Act of 1933.

      In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                              ____________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

   The contents of Registration Statements Nos. 33-54735, 33-54275, 33-50194, 33-36061, 33-14951 and 2-95020 are incorporated herein by reference.

                              ____________________


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933 (the "1933 Act").

       All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8. EXHIBITS.

EXHIBIT 4.A         -        Ford Motor Company Savings and Stock Investment
                             Plan for Salaried Employees.  Filed with this
                             Registration Statement.

EXHIBIT 4.B         -        Copy of Master Trust Agreement dated as of
                             September 30, 1995 between Ford Motor Company and
                             Fidelity Management Trust Company, as Trustee.
                             Filed as Exhibit 4.B to Registration Statement No.
                             33-64605 and incorporated herein by reference.

EXHIBIT 4.C         -        Copy of Letter Agreement effective February 1,
                             1993 between Lehman Government Securities, Inc. and
                             Comerica Bank, as Trustee.  Filed as Exhibit 4.J to
                             Registration Statement No. 33-54275 and
                             incorporated herein by reference.

EXHIBIT 4.D         -        Copy of Group Annuity Contract effective January
                             1, 1994 between The Prudential Insurance Company of
                             America and Comerica Bank, as Trustee.  Filed as
                             Exhibit 4.K to Registration Statement No. 33-54275
                             and incorporated herein by reference.

EXHIBIT 4.E         -        Copy of Group Annuity Contract effective January
                             1, 1995 between John Hancock Mutual Life Insurance
                             Company and Comerica Bank, as Trustee.  Filed as
                             Exhibit 4.E to Registration Statement No.
                             33-64605 and incorporated herein by reference.

EXHIBIT 5.A         -        Opinion of Thomas J. DeZure, an Assistance
                             Secretary and Counsel of Ford Motor Company, with
                             respect to the legality of the securities being
                             registered hereunder.  Filed with this Registration
                             Statement.

EXHIBIT 5.B         -        Copy of Internal Revenue Service determination
                             letter that the Plan is qualified under Section 401
                             of the Internal Revenue Code.  Filed as Exhibit
                             5(B) to Registration Statement No. 33-14951 and
                             incorporated herein by reference.

EXHIBIT 15  -                Letter from Independent Certified Public
                             Accountants regarding unaudited interim financial
                             information.  Filed with this Registration
                             Statement.

EXHIBIT 23  -                Consent of Independent Certified Public
                             Accountants.  Filed with this Registration
                             Statement.

EXHIBIT 24.A        -        Powers of Attorney authorizing signature.  Filed
                             as Exhibit 24.1 to Registration Statement No.
                             33-58785 and incorporated herein by reference.

EXHIBIT 24.B        -        Power of Attorney authorizing signature.  Filed
                             as Exhibit 24.B to Registration Statement
                             No. 33-64605 and incorporated herein by reference.






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                                     - 3 -



EXHIBIT 24.C        -        Certified resolutions of Board of Directors
                             authorizing signature pursuant to a power of
                             attorney.  Filed as Exhibit 24.2 to Registration
                             Statement No. 33-58785 and incorporated herein by
                             reference.





                                   SIGNATURES


   The Plan. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DEARBORN, STATE OF MICHIGAN, ON THIS 28TH DAY OF NOVEMBER, 1995.


                                            FORD MOTOR COMPANY SAVINGS AND STOCK
                                            INVESTMENT PLAN FOR SALARIED
                                            EMPLOYEES


                                            By: /s/ Lee Mezza
                                                --------------------------------
                                                LEE MEZZA, CHAIRMAN
                                                SAVINGS AND STOCK INVESTMENT
                                                PLAN COMMITTEE

   The Registrant. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DEARBORN, STATE OF MICHIGAN, ON THIS 28TH DAY OF NOVEMBER, 1995.


                                         FORD MOTOR COMPANY

                                         By:  Alex Trotman*
                                              ----------------
                                              (ALEX TROTMAN)
                                              CHAIRMAN OF THE BOARD OF DIRECTORS


   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


         Signature                                                Title                                              Date
         ---------                                                -----                                              ----
                                                         Director and Chairman of the
                                                         Board of Directors, President
                                                         and Chief Executive Officer
     Alex Trotman*                                       (principal executive officer)
-----------------------
    (ALEX TROTMAN)



     Colby H. Chandler*                                          Director
---------------------------
    (COLBY H. CHANDLER)



    Michael D. Dingman*                                          Director                                          November 28, 1995
---------------------------
   (MICHAEL D. DINGMAN)


                                                         Director, Vice President-Ford
                                                         and President and Chief Operating
                                                         Officer, Ford Motor Credit Company
     Edsel B. Ford II*
----------------------------
    (EDSEL B. FORD II)



     William Clay Ford*                                          Director
----------------------------
    (WILLIAM CLAY FORD)






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                                     - 5 -




         Signature                                                   Title                                              Date
         ---------                                                   -----                                              ----
                                                                 Director and Chairman
   William Clay Ford, Jr.*                                     of the Finance Committee
------------------------------
  (WILLIAM CLAY FORD, JR.)



    Roberto C. Goizueta*                                              Director
----------------------------
   (ROBERTO C. GOIZUETA)



  Irvine O. Hockaday, Jr.*                                            Director
----------------------------
 (IRVINE O. HOCKADAY, JR.)



     Marie-Josee Kravis*                                              Director
----------------------------
    (MARIE-JOSEE KRAVIS)



        Drew Lewis*                                                    Director
-------------------------------
       (DREW LEWIS)



      Ellen R. Marram*                                                 Director                                   November 28, 1995
----------------------------
     (ELLEN R. MARRAM)



      Kenneth H. Olsen*                                                 Director
----------------------------
     (KENNETH H. OLSEN)



      Carl E. Reichardt*                                               Director
----------------------------
     (CARL E. REICHARDT)


                                                               Director and Vice Chairman
      Louis R. Ross*                                          and Chief Technical Officer
----------------------------
     (LOUIS R. ROSS)

         Signature                                            Title                               Date
         ---------                                            -----                               ----
  Clifton R. Wharton, Jr.*                                   Director
----------------------------
 (CLIFTON R. WHARTON, JR.)



                                                         Group Vice President
                                                      and Chief Financial Officer
      John M. Devine*                                (principal financial officer)
----------------------------
     (JOHN M. DEVINE)                                                                        November 28, 1995




                                                         Director of Accounting
   Daniel R. Coulson*                                (principal accounting officer)
----------------------------
 (DANIEL R. COULSON)





*By: /s/ K. S. Lamping
     -----------------------
     (K. S. Lamping,
     Attorney-in-Fact)






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                                     - 7 -




                                 EXHIBIT INDEX

                                                                                             SEQUENTIAL PAGE
                                                                                             AT WHICH FOUND
                                                                                             (OR INCORPORATED
                                                                                             BY REFERENCE)
                                                                                             -------------

EXHIBIT 4.A          -       Ford Motor Company Savings and Stock Investment
                             Plan for Salaried Employees.  Filed with this
                             Registration Statement.

EXHIBIT 4.B          -       Copy of Master Trust Agreement dated as of
                             September 30, 1995 between Ford Motor Company and
                             Fidelity Management Trust Company, as Trustee.
                             Filed as Exhibit 4.B to Registration Statement No.
                             33-64605 and incorporated herein by reference.

EXHIBIT 4.C          -       Copy of Letter Agreement effective February 1,
                             1993 between Lehman Government Securities, Inc. and
                             Comerica Bank, as Trustee.  Filed as Exhibit 4.J to
                             Registration Statement No. 33-54275 and
                             incorporated herein by reference.

EXHIBIT 4.D          -       Copy of Group Annuity Contract effective January
                             1, 1994 between The Prudential Insurance Company of
                             America and Comerica Bank, as Trustee.  Filed as
                             Exhibit 4.K to Registration Statement No. 33-54275
                             and incorporated herein by reference.

EXHIBIT 4.E          -       Copy of Group Annuity Contract effective January
                             1, 1995 between John Hancock Mutual Life Insurance
                             Company and Comerica Bank, as Trustee.  Filed as
                             Exhibit 4.E to Registration Statement No. 33-64605
                             and incorporated herein by reference.

EXHIBIT 5.A          -       Opinion of Thomas J. DeZure, an Assistant
                             Secretary and  Counsel of Ford Motor Company, with
                             respect to the legality of the securities being
                             registered hereunder.  Filed with this Registration
                             Statement.

EXHIBIT 5.B          -       Copy of Internal Revenue Service determination
                             letter that the Plan is qualified under Section 401
                             of the Internal Revenue Code.  Filed as Exhibit 5(B)
                             to Registration Statement No. 33-14951 and
                             incorporated herein by reference.

EXHIBIT 15           -       Letter from Independent Certified Public
                             Accountants regarding unaudited interim financial
                             information.  Filed with this Registration
                             Statement.

EXHIBIT 23           -       Consent of Independent Certified Public
                             Accountants.  Filed with this Registration
                             Statement.

EXHIBIT 24.A         -       Powers of Attorney authorizing signature.  Filed
                             as Exhibit 24.1 to Registration Statement No.
                             33-58785 and incorporated herein by reference.

EXHIBIT 24.B         -       Power of Attorney authorizing signature.  Filed
                             as Exhibit 24.B to Registration Statement
                             No. 33-64605 and incorporated herein by reference.

EXHIBIT 24.C         -       Certified resolutions of Board of Directors
                             authorizing signature pursuant a power of attorney.
                             Filed as Exhibit 24.2 to Registration Statement No.
                             33-58785 and incorporated herein by reference.